Investment Company Act No. 811-5186

     As filed with the Securities and Exchange Commission on November 6, 1998

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant[x]
Filed by a Party other than the Registrant[ ]
Check the appropriate box:
     [X] Preliminary  Proxy Statement
     [ ] Confidential,  for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
     [ ] Definitive  Proxy Statement
     [ ] Definitive  Additional  Materials
     [ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

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                             American Skandia Trust

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Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.
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         1) Title of each class of securities to which transaction applies:
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         2) Aggregate number of securities to which transaction applies:
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         3) Per unit price or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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         4) Proposed maximum aggregate value of transaction:
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         5) Total fee paid:
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[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:
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         2)  Form, Schedule or Registration Statement No.:
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         3)  Filing Party:
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         4)  Date Filed:
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
                             AMERICAN SKANDIA TRUST
                               One Corporate Drive
                                  P.O. Box 883
                           Shelton, Connecticut 06484

                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE
                   ROBERTSON STEPHENS VALUE + GROWTH PORTFOLIO

                                   To be held
                                December 30, 1998

To the Shareholders of the Robertson Stephens Value + Growth Portfolio of American Skandia Trust:

         Notice is hereby given that a Special Meeting of Shareholders of the Robertson Stephens Value + Growth Portfolio (the "Portfolio") of American
Skandia Trust (the "Trust"), will be held at One Corporate Drive, Shelton, Connecticut 06484 on December 30, 1998 at 10:30 a.m. Eastern Time, or at such adjourned time as may be necessary for the holders of a majority of the outstanding shares of the Portfolio to vote (the "Meeting"), for the following purposes:

     I. To consider the approval of a new Sub-Advisory Agreement between American Skandia Investment Services, Incorporated and OppenheimerFunds, Inc. regarding investment advice to the Portfolio.

     II. To consider the approval of a change in the Portfolio's investment objective.

     III. To consider the approval of changes in the Portfolio's fundamental investment restrictions.

     IV. To transact such other business as may properly come before the Meeting or any adjournment thereof.

         The matters referred to above are discussed in detail in the Proxy Statement attached to this Notice. The Board of Trustees has fixed the close of business on November 13, 1998 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, and only holders of record of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting. Each share of the Portfolio is entitled to one vote on each proposal.

         You are cordially invited to attend the Meeting. If you do not expect to attend, you are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Trustees.

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. YOU MAY REVOKE IT AT ANY TIME PRIOR TO ITS USE. THEREFORE, BY APPEARING AT THE MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE PROXY AND YOU CAN THEN VOTE IN PERSON.

                                               By order of the Board of Trustees



                                                Eric C. Freed
                                                Secretary
                                                American Skandia Trust


November 30, 1998

                                                                 PROXY STATEMENT

                             AMERICAN SKANDIA TRUST
                               One Corporate Drive
                                  P.O. Box 883
                           Shelton, Connecticut 06484

                         SPECIAL MEETING OF SHAREHOLDERS
               OF THE ROBERTSON STEPHENS VALUE + GROWTH PORTFOLIO
                                       OF
                             AMERICAN SKANDIA TRUST

                                   To be held
                                December 30, 1998

         This proxy statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees of American Skandia Trust (the "Trust") for use at a Special Meeting of Shareholders of the Robertson Stephens Value + Growth Portfolio (the "Portfolio") of the Trust to be held at One Corporate Drive, Shelton, Connecticut 06484 on December 30, 1998 at 10:30 a.m. Eastern Time (the "Meeting"), or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting ("Notice"). The first mailing of proxies and proxy statements to shareholders is anticipated to be on or about December 1, 1998.

         The costs of the Meeting, including the solicitation of proxies, will be paid by American Skandia Investment Services, Incorporated ("ASISI" or the "Manager"), the Investment Manager to the Portfolio. Voting instructions will be solicited principally by mailing this Proxy Statement and its enclosures, but proxies also may be solicited by telephone, telegraph, or in person by officers or agents of the Trust or American Skandia Life Assurance Corporation ("ASLAC"). The Trust will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

         The Annual Report of the Trust (the "Report"), including audited financial statements for the fiscal year ended December 31, 1997, has been previously sent to shareholders. The most recent Semi-annual Report of the Trust, including unaudited semi-annual financial statements for the period ended June 30, 1998, was also previously sent to shareholders. The Trust will furnish an additional copy of the Report, as well as the most recent Semi-annual Report of the Trust, to a shareholder upon request, without charge, by writing to the Trust at the above address or by calling 1-800-752-6342.

         Shareholders of record at the close of business on November 13, 1998 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each full share. As of the Record Date, the following number of shares of beneficial interest of the Portfolio were outstanding: [insert]. As of the Record Date, there is no beneficial owner of more than 5% of the shares of the Portfolio to the knowledge of the Trust.

         Currently, the Trust serves as an underlying mutual fund for variable annuity contracts and variable life insurance policies issued by life insurance companies, including ASLAC. As of the Record Date, 100% of the Portfolio's shares were legally owned by ASLAC. ASLAC holds Portfolio shares attributable to variable annuity contracts in ASLAC Variable Account B (Class 1 Sub-Accounts), ASLAC Variable Account B (Class 2 Sub-Accounts), ASLAC Variable Account B (Class 3 Sub-Accounts), ASLAC Variable Account F and ASLAC Variable Account Q (collectively, for purposes of this Proxy Statement, "ASLAC Variable Accounts"), each of which except for ASLAC Variable Account Q is an investment company registered as such under the Investment Company Act of 1940, as amended (the "Investment Company Act"). ASLAC Variable Accounts have various sub-accounts, each of which invests exclusively in a corresponding portfolio of an underlying fund. ASLAC will solicit voting instructions from variable annuity contract owners who beneficially own shares of the Portfolio represented in the Robertson Stephens Value + Growth Sub-Account as of the Record Date (the "Contractowners"). Because Contractowners are indirectly invested in the Portfolio through their contracts and have the right to instruct ASLAC how to vote shares of the Portfolio on all matters requiring a shareholder vote, Contractowners should consider themselves shareholders of the Portfolio for purposes of this Proxy Statement.

         ASISI is the investment manager for all the Trust's investment portfolios, including the Portfolio. ASISI is a wholly-owned subsidiary of American Skandia Investment Holding Corporation ("ASIHC"). ASIHC is also the owner of all the outstanding shares of ASLAC and American Skandia Marketing, Incorporated ("ASM"), which is the principal underwriter of ASLAC variable annuity contracts and variable life insurance policies. ASIHC is indirectly owned by Skandia Insurance Company Ltd., a Swedish company located at Sveavagen 44, S-103, Stockholm, Sweden.

         Under a Sub-advisory Agreement with ASISI, Robertson, Stephens & Company Investment Management, L.P. ("Robertson Stephens"), 555 California Street, San Francisco, California 94104, presently serves as sub-advisor to the Portfolio, and, subject to the supervision and control of ASISI and the Board of Trustees, determines the securities to be purchased for and sold from the Portfolio. Robertson Stephens is a California limited partnership whose sole limited partner is Robertson, Stephens & Company, L.L.C. Robertson, Stephens & Company, L.L.C. in turn is an indirect wholly-owned subsidiary of BankAmerica Corporation, one of the three largest bank holding companies in the United States.

         The Administrator of the Portfolio, and every other portfolio of the Trust, is PFPC Inc., a Delaware corporation located at 103 Bellevue Parkway, Wilmington, Delaware 19809.

         All shares of the Portfolio held by the Contractowners will be voted by ASLAC at the Meeting and any adjournments thereof in accordance with voting instructions received from such Contractowners. ASLAC is entitled to vote shares for which voting instructions are not received and will vote such shares in the same proportion as the votes cast by the Contractowners on the proxy issues presented. ASLAC has fixed the close of business on December 28, 1998 as the last day for which voting instructions will be accepted.

         Timely, properly executed proxies will be voted as Contractowners instruct. The Board of Trustees intends to bring before the Meeting the matters set forth in Proposals I, II and III of the foregoing Notice (collectively, the "Proposals"). The Trustees do not expect any other business to be brought before the meeting. If, however, any other matters are properly presented to the meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A Contractowner executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the Trust, by execution of a subsequent proxy, or by voting in person at the Meeting.

         The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the Meeting. Because ASLAC is the legal owner of 100% of the Portfolio's shares, ASLAC's presence at the Meeting will constitute a quorum under the Trust's By-laws. Shares beneficially held by Contractowners present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting.

         Approval of each of the Proposals requires the vote of a "majority of the outstanding voting securities" of the Portfolio, as defined in the Investment Company Act, which means the vote of 67% or more of the shares of the Portfolio present at the Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or the vote of more than 50% of the outstanding shares of the Portfolio, whichever is less. Approval of each Proposal is not contingent upon approval of any other Proposal. Therefore, any Proposal that is approved will be implemented notwithstanding the outcome of the vote on any other Proposal.

         In the event that sufficient votes to approve any Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR or AGAINST any such adjournment in their discretion. Any Proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and such vote shall be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal. Proxies submitted without voting instructions will be voted FOR the Proposals.

                                   PROPOSAL I

                APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN
               AMERICAN SKANDIA INVESTMENT SERVICES, INCORPORATED
                           AND OPPENHEIMERFUNDS, INC.

Background

         Since the Portfolio commenced operations on May 2, 1996, ASISI has served as Investment Manager to the Portfolio pursuant to an Investment
Management Agreement with the Trust (the "Present Investment Management Agreement"). The Present Investment Management Agreement, effective May 1, 1996 and as annually renewed thereafter, provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Portfolio's operations, the Manager may engage, subject to approval of the Board of Trustees and, where required, the shareholders of the Portfolio, a sub-advisor to provide advisory services in relation to the Portfolio. The Manager may delegate to the sub-advisor the duty, among other things, to formulate and implement the Portfolio's investment program, including the duty to determine what issuers and securities will be purchased for or sold from the Portfolio.

         In accordance with this provision for delegation of authority, the Manager has entered into a sub-advisory agreement (the "Present Sub-Advisory Agreement"), effective October 1, 1997, with Robertson Stephens, pursuant to which the above duties have been delegated by the Manager to Robertson Stephens. The Present Sub-Advisory Agreement was approved by shareholders of the Portfolio on September 30, 1997. The approval of the Present Sub-Advisory Agreement was required as a result of the transaction in which Robertson Stephens was acquired by BankAmerica Corporation. Under the Present Sub-Advisory Agreement and predecessor agreements, Robertson Stephens has served as sub-advisor to the Portfolio since the Portfolio commenced operations on May 2, 1996.

         The Present Sub-Advisory Agreement and predecessor agreements with Robertson Stephens have been approved annually by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined under the Investment Company Act) (the "Independent Trustees"), since the Portfolio's inception. The Present Sub-Advisory Agreement was most recently approved by the Board on April 8, 1998.

         The Board of Trustees has determined to submit for the approval of the Portfolio's shareholders a proposal to replace Robertson Stephens as Sub-advisor to the Portfolio. At a telephonic meeting held on October 12, 1998, the Board of Trustees received a proposal from the Manager to effect various changes to the investment objective and stated investment policies and restrictions applicable to the Portfolio, as described in Proposals II and III below, and to engage OppenheimerFunds, Inc. ("OppenheimerFunds") to provide sub-advisory services for the Portfolio. In connection with its recommendation, the Manager proposed to enter into a new sub-advisory agreement (the "New Sub-Advisory Agreement") with OppenheimerFunds, which would become effective January 1, 1999 (or, if shareholder approval of Proposal I occurs after December 30, 1998, four business days after such approval) (such date being hereinafter referred to as the "Effective Date.") The terms and conditions of the New Sub-Advisory Agreement are the same in all material respects with those of the Present Sub-Advisory Agreement, respectively, with the exception of a decreased fee rate, the effective date, the identity of the sub-advisor, and a change in the name of the Portfolio to the "AST Oppenheimer Large-Cap Growth Portfolio".

         In addition, the Board of Trustees has determined that, if the New Sub-Advisory Agreement is approved, it would be in the best interests of the Portfolio to enter into a new Investment Management Agreement with ASISI (the "New Investment Management Agreement"). Other than the changes to the name of the Portfolio and a decreased fee rate, no further changes to the Present Investment Management Agreement are proposed, and therefore shareholder approval of the New Investment Management Agreement is not required. Under the New Investment Management Agreement, the fee rate will be .90% of the average daily net assets not in excess of $1 billion; plus .85% of the average daily net assets over $1 billion, compared to the current investment management fee rate of 1.0% of the average daily net assets.

         In support of its recommendation to engage OppenheimerFunds as sub-advisor to the Portfolio, the Manager informed the Board of Trustees of its belief that appointment of OppenheimerFunds as sub-advisor to the Portfolio and implementation of revised investment policies and restrictions would assist the Portfolio in efforts to achieve its investment objective and increase its net assets.

         On October 12, 1998, the Board of Trustees, including a majority of the Independent Trustees, gave preliminary approval to the New Sub-Advisory Agreement, effective on the Effective Date, and authorized the submission of the Proposals for shareholder approval and preparation of this proxy statement. It is anticipated that formal approval of the New Sub-Advisory Agreement by the Board of Trustees will take place at a meeting scheduled to be held on December 16, 1998. At such meeting, Management will recommend that the Board of Trustees also approve a change in the name of the Portfolio to the "AST Oppenheimer Large-Cap Growth Portfolio," subject to shareholder approval of Proposal I. The Present Sub-Advisory Agreement will be terminated as of the close of business on December 31, 1998.

The Present Sub-Advisory Agreement

         The following description of the Present Sub-Advisory Agreement is qualified in its entirety by reference to the form of such agreement attached to this Proxy Statement as Exhibit A-1.

         Under the terms of the Present Sub-Advisory Agreement, Robertson Stephens has agreed to furnish the Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-laws. Subject to the supervision and control of the Manager, which is in turn subject to the supervision and control of the Board of Trustees, Robertson Stephens, in its discretion, determines and selects the securities to be purchased for and sold from the Portfolio from time to time and places orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed.

         The Present Sub-Advisory Agreement requires Robertson Stephens to use its best efforts and good faith in the performance of its services under the Present Sub-Advisory Agreement. However, so long as Robertson Stephens has acted in good faith and has used its best efforts, then, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Present Sub-Advisory Agreement, Robertson Stephens shall not be liable to the Trust or its shareholders or to the Manager for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided under the Present Sub-Advisory Agreement.

         The  Manager  is  responsible   for  payment  of  Robertson   Stephens'
compensation under the Present Sub-Advisory Agreement. Robertson Stephens' compensation for the services provided under the Present Sub-Advisory Agreement is computed at an annual rate and is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month. For all services rendered, the Manager calculates and pays Robertson Stephens at the annual rate of .60% of the average daily net assets of the Portfolio not in excess of $200 million; and .50% of the portion of the net assets over $200 million. In computing the fee to be paid to Robertson Stephens, the net asset value of the Portfolio is determined as set forth in the current registration statement of the Trust.

         The Present Sub-Advisory Agreement provides that it shall remain in effect for one year from the date of the agreement, and is renewable annually thereafter by specific approval of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio (as defined under the Investment Company Act). In either event, such renewal shall also be approved by the vote of a majority of the Independent Trustees. The Present Sub-Advisory Agreement may be terminated at any time without penalty upon 60 days' written notice to the other party to the agreement, and will automatically terminate in the event of its "assignment" by either party (as defined under the Investment Company Act) or (provided Robertson Stephens has received prior written notice thereof) upon termination of the Present Investment Management Agreement.

         The Present Sub-Advisory Agreement will be terminated by ASISI as of the close of business on December 31, 1998. The termination, rather than continuance, of the Present Sub-Advisory Agreement reflects the determination of the Manager and the Board of Trustees that it would be in the interests of the Portfolio's shareholders to enter into the New Sub-Advisory Agreement described below. Robertson Stephens' compensation under the Present Sub-Advisory Agreement will be prorated to the date of termination.

         As of [insert], Robertson Stephens and its affiliates managed assets totaling approximately $[insert] billion, including over $[insert] million in assets of the Portfolio.

The New Sub-Advisory Agreement

         The  following  description  of  the  New  Sub-Advisory   Agreement  is
qualified in its entirety by reference to the form of such agreement attached to this Proxy Statement as Exhibit A-2.

         The terms and conditions of the New Sub-Advisory Agreement are the same in all material respects to those of the Present Sub-Advisory Agreement, with the exception of the identity of the service provider, the decreased sub-advisory fee rate payable by the Manager, the effective date and the name of the Portfolio. In addition, certain clarifying changes that are not believed to be material have been made tot he New Sub-Advisory Agreement. As compensation for the services to be rendered under the New Sub-Advisory Agreement, the Manager, and not the Trust or the Portfolio, will pay OppenheimerFunds a fee at the annual rate of .35% of the Portfolio's average daily net assets not in excess of $500 million; plus .30% of the Portfolio's average daily net assets over $500 million but not in excess of $1 billion; plus .25% of the Portfolio's average daily net assets in excess of $1 billion. In computing the fee to be paid to OppenheimerFunds, the net asset value of the Portfolio shall be determined as set forth in the then current registration statement of the Trust. If the New Sub-Advisory Agreement is terminated, the payment will be prorated to the date of termination.

         For the fiscal year ended December 31, 1997, the amount of the sub-advisory fee paid by the Manager to Robertson Stephens for services rendered under the Present Sub-Advisory Agreement was $892,079. If the New Sub-Advisory Agreement had been effect for the year ending December 31, 1997, the amount of the sub-advisory fee paid by the Manager to OppenheimerFunds for services rendered under the New Sub-Advisory Agreement would have been $[insert], a decrease of [insert]% from the actual amount paid to Robertson Stephens during such period.

         If the New Sub-Advisory Agreement is approved by the shareholders of the Portfolio, it will become effective on the Effective Date. The New Sub-Advisory Agreement will remain in effect for an initial one year term and is renewable thereafter by specific approval of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio (as defined under the Investment Company Act). In either event, such renewal shall also be required to be approved by the vote of a majority of the Independent Trustees. Like the Present Sub-Advisory Agreement, the New Sub-Advisory Agreement may be terminated at any time without penalty upon 60 days' written notice to the other party to the agreement, and will automatically terminate in the event of its "assignment" by either party (as defined under the Investment Company Act) or (provided OppenheimerFunds has received prior written notice thereof) upon termination of the New Investment Management Agreement.

         As discussed in more detail below, the Board of Trustees and the Manager believe that approval of the New Sub-Advisory Agreement is in the best interests of the Portfolio and its shareholders because of the high quality of the services expected to be provided under the New Sub-Advisory Agreement. In addition, the New Sub-Advisory Agreement could facilitate efforts to increase the Portfolio's assets, which may have beneficial effects on Portfolio and Trust expenses.

The Proposed Sub-Advisor

         OppenheimerFunds, Two World Trade Center, New York, New York 10048-0203, has operated as an investment adviser to mutual funds since 1959. OppenheimerFunds (including subsidiaries) currently manages investment companies with assets of more than $85 billion as of September 30, 1998, and with more than 4 million shareholder accounts. OppenheimerFunds is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of OppenheimerFunds and controlled by Massachusetts Mutual Life Insurance Company, which is located at 1295 State Street, Springfield, Massachusetts 01111.

     The principal executive officer of OppenheimerFunds is Bridget A. Macaskill and its directors are Ms. Macaskill, Donald W. Spiro, Andrew J. Donohue and Robert C. Doll. The principal occupations of these persons are as follows:
Bridget A.  Macaskill,  President,  Chief  Executive  Officer  and  Director  of
OppenheimerFunds; Donald W. Spiro, Chairman Emeritus and Director of OppenheimerFunds; Andrew J. Donohue, Executive Vice President; General Counsel and Director of OppenheimerFunds and Robert C. Doll, Executive Vice President and Director of OppenheimerFunds. The address of the principal executive officer and each director listed above is Two World Trade Center, New York, New York, 10048.

         OppenheimerFunds acts as an investment adviser to various publicly owned investment companies, some series of which have investment objectives and programs similar to the investment objective and proposed investment program for the Portfolio, as described in more detail below (collectively, the "Comparable Oppenheimer Funds"). As investment adviser to some of the Comparable Oppenheimer Funds, OppenheimerFunds performs certain administrative and other duties, which it will not be required to perform for the Portfolio under the New Sub-Advisory Agreement. For each Comparable Oppenheimer Fund, the following chart lists the total assets at September 30, 1998, as well as the current advisory or sub-advisory fee rate payable to OppenheimerFunds.

------------------------------------- --------------------- ---------------------------- --------------------------------------

    Comparable Oppenheimer Fund            Advisor or            Total Net Assets                      Fee Rate
                                          Sub-Advisor                   at
                                                                      , 1998
------------------------------------- --------------------- ---------------------------- --------------------------------------





------------------------------------- --------------------- ---------------------------- --------------------------------------

The Evaluation by the Board of Trustees

         In evaluating the New Sub-Advisory Agreement, the Board of Trustees received information and reviewed materials furnished by the Manager, including information about Robertson Stephens' operations and management of the Portfolio and OppenheimerFunds' personnel, operations and anticipated management of the Portfolio. Consideration was given to the decreased fee rate payable by the Manager under the New Sub-Advisory Agreement, and the decreased fee rate payable by the Portfolio under the New Investment Management Agreement, meaning that the Portfolio's shareholders will pay lower fees as a result of the change in sub-advisors.

         Consideration was given to the Manager's report of the Portfolio's under-performance since its inception in May 1996 relative to the Standard & Poor's 500 Composite Stock Price Index and other mutual funds with similar investment objectives, and to the Manager's belief that such under-performance was not accompanied by any reduction in risk relative to such index and the other mutual funds. Consideration was also given to the uncertainty as to further continuity of the management of Robertson Stephens, in light of BankAmerica's announced intention to sell Robertson Stephens or some portion of its business after acquiring it in 1997. The Manager provided its assessment that replacement of the Sub-advisor for the Portfolio and approval of the New Sub-advisory Agreement with OppenheimerFunds could improve the Portfolio's performance. The Manager's recommendation of OppenheimerFunds was based, among other factors, on (1) the performance of other funds with similar investment objectives and investment styles that are managed by OppenheimerFunds, (2) the OppenheimerFunds personnel who will be involved in the management of the
Portfolio, and (3) the excellent overall reputation and standing of OppenheimerFunds in the U.S. mutual fund industry.

         The Board of Trustees also considered that the terms of the New Sub-advisory Agreement will remain materially the same as those of the Present Sub-Advisory Agreement, except for the identity of the sub-advisor, the effective date, the name of the Portfolio, and the sub-advisory fee rate. In addition to considering the investment advisory capabilities of OppenheimerFunds in terms of potential benefits in the investment performance of the Portfolio, the Board of Trustees also considered that the capabilities and reputation of OppenheimerFunds may facilitate efforts to increase the Portfolio's assets, with possible beneficial effects on Portfolio and Trust expenses.

         Based upon its evaluation, the Board of Trustees concluded that the Manager's engagement of OppenheimerFunds as Sub-advisor to the Portfolio likely would offer the Portfolio access to highly effective management and advisory services and capabilities. The Board of Trustees concluded further that the terms of the New Sub-Advisory Agreement, including the fees contemplated thereby, are fair and reasonable and in the best interests of the Portfolio and its shareholders.

         In order to provide for the services described in the New Sub-Advisory Agreement, the shareholders are being asked to approve the New Sub-Advisory Agreement.

Change in Portfolio Name

         If Proposal I is approved, as of the Effective Date, the name of the Portfolio will be changed from the "Robertson Stephens Value + Growth Portfolio" to the "AST Oppenheimer Large-Cap Growth Portfolio," and the New Investment Management Agreement and the New Sub-Advisory Agreement will become effective.


                THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
             RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL I.
            ANY UNMARKED PROXIES THAT ARE RETURNED ON A TIMELY BASIS
                                WILL BE SO VOTED.


                                   PROPOSAL II

                           APPROVAL OF A CHANGE IN THE
                        PORTFOLIO'S INVESTMENT OBJECTIVE

Change in Portfolio Investment Objective

         The  Portfolio's   current   fundamental   investment   objective  (the
"Investment Objective"), which may not be changed without approval of the shareholders of the Portfolio, is as follows:

         The   investment   objective  of  the  Portfolio  is  to  seek  capital
appreciation.

         The Board of Trustees recommends that the shareholders retain the same investment objective for the Portfolio, but that the shareholders approve making the investment objective "non-fundamental," which would mean that it could be changed by the Board of Trustees of the Trust, if appropriate in its judgment, without approval by the shareholders of the Portfolio. The Manager proposed to the Board of Trustees that the Investment Objective be reclassified from fundamental to non-fundamental to provide the Board of Trustees with flexibility to change the objective when circumstances in the securities market generally or with respect to the Portfolio specifically would render such a change to be in the best interests of the Portfolio's shareholders. The Investment Company Act does not require the investment objective to be classified as "fundamental." If the Shareholders of the Portfolio approve this Proposal II, the Board of Trustees thereafter would be permitted to change the Investment Objective without the delay and expense to the Portfolio of arranging for shareholder approval.

                THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
             RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL II.
            ANY UNMARKED PROXIES THAT ARE RETURNED ON A TIMELY BASIS
                               WILL BE SO VOTED.


                                  PROPOSAL III

                     APPROVAL OF CHANGES IN THE PORTFOLIO'S
                       FUNDAMENTAL INVESTMENT RESTRICTIONS

         As described in more detail below, the Board of Trustees, including the Independent Trustees, are recommending to the shareholders of the Portfolio that they approve a number of changes to the Portfolio's fundamental investment restrictions. Generally, the purposes behind these proposed changes are (i) to increase the Portfolio's investment flexibility, and (ii) to conform the fundamental investment restrictions applicable to the Portfolio to those applicable to certain other portfolios of the Trust.

         The Portfolio currently is subject to certain investment restrictions that are "fundamental" policies and may not be changed without approval of the shareholders of the Portfolio (collectively, the "Affected Investment Restrictions"). The Portfolio also is subject to certain non-fundamental investment restrictions that may be changed by the Board of Trustees without shareholder approval.

         If this Proposal III is approved by the shareholders, the Portfolio will be subject to the following fundamental investment restrictions (collectively, the "Continuing Investment Restrictions") which are substantially identical to those applicable to certain other portfolios of the Trust and which will be the only fundamental investment restrictions applicable to the Portfolio. The nature and scope of these Continuing Investment Restrictions compared to certain Affected Investment Restrictions are discussed in more detail below.

1. The Portfolio may not issue senior securities, except as permitted under the Investment Company Act. 2. The Portfolio may not borrow money, except that the Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, the Portfolio may borrow from banks or other persons to the extent permitted by applicable law. 3. The Portfolio may not underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities. 4. The Portfolio may not purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business. 5. The Portfolio may not purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind. 6. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1/3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, and (iii) acquire publicly distributed or privately placed debt securities. 7. The Portfolio may not purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto). 8. The Portfolio may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U. S. Government or any of its agencies or instrumentalities) if, as a result, (i) more that 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio.

         If a restriction on the Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

         With respect to Continuing Investment Restrictions (2) and (6), the Portfolio will not borrow from or lend to any other fund unless it applies for and receives an exemptive order from the Securities and Exchange Commission (the "Commission"), if so required, or the Commission issues rules permitting such transactions. There is no assurance the Commission would grant any order requested by a Portfolio or promulgate any rules allowing such transactions.

         The Manager, after discussions with OppenheimerFunds, has proposed to the Board of Trustees that certain of the Portfolio's fundamental investment restrictions described below be replaced or eliminated. As noted above, these changes will increase the Portfolio's investment flexibility and conform the Portfolio's restrictions with the restrictions applicable to other portfolios of the Trust. Except to the extent that they will be embodied in the Continuing Investment Restrictions, the Investment Company Act does not require these investment restrictions to be classified as "fundamental." Moreover, certain of the prohibitions underlying these investment restrictions reflect the requirements of the Investment Company Act and, in the absence of such restrictions, would still be applicable to the Portfolio. Certain of the prohibitions underlying other investment restrictions reflect the requirements of state securities laws that no longer are applicable to the Portfolio (or other mutual funds).

         The Manager does not believe that approval of the changes to the Portfolio's fundamental restrictions would significantly affect the day-to-day management of, and the investment decisions made for, the Portfolio, either as the Portfolio is currently managed or as it would be managed under the New Sub-Advisory Agreement. Like approval of Proposal II, approval of this Proposal III would permit the Board of Trustees to change any "non-fundamental" investment restrictions (if permitted under applicable law) without the delay and expense to the Portfolio of arranging for shareholder approval.

Replacement or Elimination of Certain Fundamental Restrictions

         The Manager, after consultation with OppenheimerFunds, recommends that the following Affected Investment Restrictions be replaced or eliminated as described below.

         (1) The Portfolio is subject to the following Affected Investment Restriction concerning the purchase of securities on margin:

          The Portfolio may not purchase securities on margin (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions). (Margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.)

         The Manager has proposed to the Board of Trustees that the Affected Investment Restriction set forth above be eliminated. The Portfolio has no current intention of purchasing securities on margin except as may currently be permitted by the Affected Investment Restriction. Moreover, the Portfolio's ability to engage in margin transactions is limited by current positions taken by the Commission that such transactions involve the issuance of senior securities and by other investment restrictions which permit the Portfolio to borrow money only in limited circumstances. However, elimination of this restriction will permit the Board of Trustees, if deemed appropriate in its judgment, to authorize the Portfolio to purchase securities on margin without the delay and expense of a future shareholders meeting.

         (2) The Portfolio also is subject to the following Affected  Investment
Restriction   concerning   diversification   and   industry   concentration   of
investments:

          The Portfolio may not, as to 75% of the Portfolio's total assets, purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) more than 5% of the Portfolio's total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry.

         The Investment Company Act prohibits a diversified fund, such as the Portfolio, from investing with respect to 75% of its total assets in securities of an issuer if as a result more than 5% of the Portfolio's assets would be invested in such issuer. If this Proposal III is adopted, the Portfolio would continue to be subject to Continuing Investment Restriction 8, which reflects this limitation of the Investment Company Act, and which also reflects the Investment Company Act's 10% limitation on the ownership of the voting securities of any one issuer by a diversified fund.

         Additionally, if the fundamental investment restriction set forth above is eliminated, the Portfolio will continue to be subject to Continuing Investment Restriction 7 which prohibits investment of more than 25% of the Portfolio's assets in any one industry while providing greater clarity as to the application of the percentage limitation. Elimination of the Affected Investment Restriction set forth above will avoid possible future ambiguity.

         (3) The Portfolio also is subject to the following Affected Investment Restriction concerning loans:

          The Portfolio may not make loans, except by purchase of debt obligations or other financial instruments in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities.

         The Manager has proposed to the Board of Trustees that the Affected Investment Restriction set forth above be eliminated. If eliminated, the Portfolio would continue to be subject to Continuing Investment Restriction 6, which is substantially equivalent to the Affected Investment Restriction, except for the incorporation in Continuing Investment Restriction 6 of the 33 1/3% limit on securities loans required under existing regulatory positions.

         (4) The Portfolio also is subject to the following Affected Investment Restriction concerning borrowings:

          The Portfolio may not borrow more than one-third of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities.

         The Manager has proposed to the Board that the Affected Investment Restriction set forth above be eliminated. If the above fundamental investment restriction were eliminated, the Portfolio would continue to be subject to Continuing Restriction 2. The elimination of the Affected Investment Restriction will clarify the circumstances under which the Portfolio may borrow, including borrowings for non-leveraging, temporary or emergency purposes and borrowings that may be deemed to result from other investments and investment practices (only when consistent with the Portfolio's investment objective and policies and subject to compliance with legal and regulatory asset coverage requirements). Continuing Restriction 2 also would clarify that total assets for the purposes of the one-third limitation on borrowings includes the amount of the borrowings.

         (5) The Portfolio also is subject to the following Affected Investment Restriction concerning underwriting securities of other issuers:

          The Portfolio may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         The Manager has proposed to the Board that the Affected Investment Restriction set forth above be eliminated. Continuing Restriction 3 would continue to prohibit the Portfolio from acting as an underwriter except to the extent that it may be deemed to be an underwriter (within the meaning of the Securities Act of 1933), but would make clear that its provisions apply both to sales and purchases of portfolio securities.

         (6) The Portfolio also is subject to the following Affected Investment Restriction concerning senior securities:

          The Portfolio may not issue any class of securities which is senior to the Portfolio's shares of beneficial interest, except that the Portfolio may borrow money to the extent contemplated by Restriction 3 below.

         The Manager has proposed to the Board that the Affected Investment Restriction set forth above be eliminated, as it is substantially equivalent to Continuing Restriction 1. The issuance of senior securities by an investment company is governed by and generally prohibited under the requirements of the Investment Company Act, subject to certain exceptions for borrowing arrangements. Continuing Restriction 1 prohibits the Portfolio from issuing senior securities except as permitted by the Investment Company Act.

         (7) The Portfolio also is subject to the following Affected Investment Restriction concerning investment in securities of issuers in which management of the Trust or the Manager owns securities:

          The Portfolio may not invest in securities of any issuer if any officer or Trustee of the Trust or any officer of director of the Sub-advisor, as the case may be, owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

         The Manager has proposed to the Board of Trustees that the above Affected Investment Restriction be eliminated because the prohibitions underlying the restriction reflect the requirements of state securities laws that are no longer applicable. Elimination of the Affected Investment Restriction would permit the Portfolio to invest in securities of any issuer without regard to ownership in such issuer by management of the Trust or the Manager, except to the extent prohibited by the Investment Company Act.

Addition of Fundamental Investment Restrictions

         The Portfolio currently is not subject to any fundamental restriction that is comparable to Continuing Restriction 4, which limits the Portfolio's ability to purchase or sell real estate, or Continuing Restriction 5, which limits the Portfolio's ability to purchase or sell physical commodities. However, the Investment Company Act provides that a fund may not purchase or sell real estate or commodities unless authorized by a vote of shareholders, and Continuing Restrictions 4 and 5 are intended to define clearly the scope of the Portfolio's ability to make investments in these areas. The Portfolio has no intention of investing directly in real estate or physical commodities, but may, if in accordance with its investment policies or if deemed appropriate by the Board of Trustees in the future, make certain real estate-related investments and engage in futures, options and forward transactions as permitted by these Continuing Restrictions.

         THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL III. ANY UNMARKED PROXIES THAT ARE RETURNED ON A TIMELY BASIS WILL BE SO VOTED.

Changes in Non-Fundamental Investment Policies

         As discussed above, the Portfolio's investment objective of seeking capital appreciation will not be changed as result of approval of the Proposals, except to make the objective non-fundamental. However, in order to conform the investment policies of the Portfolio to the investment program that has been formulated by OppenheimerFunds, a number of changes to the non-fundamental investment policies of the Portfolio will be implemented if the New Sub-Advisory Agreement is approved. The following description outlines the investment policies of the Portfolio as it is currently managed, and compares such policies to those under which the Portfolio would be managed under the New Sub-Advisory Agreement. Shareholder approval of these changes is not required; the following description is being provided solely for the information of the Portfolio's shareholders.

         In general, Robertson Stephens attempts to fulfill the Portfolio's investment objective of capital appreciation by utilizing an approach in which the Portfolio normally will invest primarily in growth companies believed by Robertson Stephens to have favorable relationships between price/earnings ratios and growth rates in sectors offering the potential for above-average returns. In so doing, Robertson Stephen's primary emphasis is typically on evaluating a company's management, growth prospects, business operations, revenues, earnings, cash flows, and balance sheet in relation to its share price. Robertson Stephens may select stocks that it believes are undervalued relative to the current stock price, which can result from a variety of factors, such as a lack of investor recognition of (1) the value of a business franchise and continuing growth potential, (2) a new, improved or upgraded product, service or business operation, (3) a positive change in either the economic or business condition for a company, (4) expanding or changing markets that provide a company with either new earnings direction or acceleration, or (5) a catalyst, such as an impending or potential asset sale or change in management that could draw increased investor attention to a company. Robertson Stephens may also use similar factors to identify stocks that it believes are overvalued, in order to engage in short sales of such securities.

         The Portfolio may invest a substantial portion of its assets in securities issued by small companies. Small companies offer greater opportunities for capital appreciation than larger companies, but the value of their securities may fluctuate more sharply than those of other securities. While the Portfolio intends to remain primarily invested in growth companies as described above, it may also invest in other types of securities and employ special investment techniques. The Portfolio may, from time to time, take positions in, among other things, debt securities (including zero-coupon bonds and payment-in-kind bonds), foreign securities, options and futures. In addition, when Robertson Stephens determines that market conditions make pursuing the Portfolio's basic investment strategy inconsistent with the best interest of its shareholders, the Portfolio may invest in U.S. government securities, other high-quality debt instruments, and other similar securities.

         If the New Sub-Advisory Agreement is approved, investment decisions for the Portfolio will similarly be based upon an approach designed to achieve the Portfolio's investment objective of capital appreciation. OppenheimerFunds will seek this investment objective by emphasizing common stocks issued by large-capitalization "growth companies" that, in OppenheimerFunds' opinion, have above average earnings prospects but are selling at below-normal valuations. Growth companies may be developing new products or services, or expanding into new markets for their products. While these companies may have what OppenheimerFunds believes to be favorable prospects for the long-term, they normally retain a large portion of their earnings for research, development and capital assets. Therefore, they tend not to emphasize the payment of dividends. Investment opportunities may be sought among securities of smaller, less well-known companies, but the primary emphasis will be on large-cap issuers, and the Portfolio normally will maintain a median market capitalization of more than $5 billion. The emphasis on investment in large-capitalization growth companies is not a fundamental policy of the Portfolio, and may be changed without shareholder approval.

         Because the Portfolio intends to invest a substantial portion, if not all, of its assets in stocks, the value of the portfolio will be affected by changes in the stock market. The Portfolio will attempt to limit market risks by diversifying most of its investments, that is, as to 75% of the Portfolio's net assets, by not investing more than 5% of the Portfolio's assets in any one company.

         In addition to equity securities, the Portfolio may also invest to some degree in other types of securities and employ special investment techniques. The Portfolio may take positions in, among other things, foreign securities and futures contracts and other derivative instruments, although its ability to make investments other than in stocks of large-cap companies generally would be more limited than that of the Portfolio under its current investment policies.

Shareholder Proposals

         The Trust is not required to hold and will not ordinarily hold annual shareholders' meetings. The Board of Trustees may call special meetings of the shareholders for action by shareholder vote as required by the Investment Company Act or the Trust's Declaration of Trust.

         Pursuant to rules adopted by the Commission, a shareholder may include in proxy statements relating to annual and other meetings of the shareholders of the Trust certain proposals for shareholder action which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by the Trust a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

                                               By order of the Board of Trustees



                                               Eric C. Freed
                                               Secretary
                                               American Skandia Trust

Exhibit A-1



                             SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American  Skandia  Investment  Services,  Incorporated
(the  "Investment  Manager")  and  Robertson,   Stephens  &  Company  Investment
Management, L.P. (the "Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the "ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the Robertson Stephens Value + Growth Portfolio (the "Portfolio") under the terms of a management agreement, dated May 1, 1996, with the Trust (the "Management Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1. Investment Services. The Sub-Advisor will furnish the Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-Laws. Officers, directors, and employees of Sub-Advisor will be available to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Trust. Investment Manager will promptly furnish Sub-Advisor with any amendments to such documents. Such amendments will not be effective with respect to the Sub-Advisor until receipt thereof.

         Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor, will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. The Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor authorized by the Investment Manager to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

         The Sub-Advisor will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio.

         The Sub-Advisor represents that it reviewed the Registration Statement of the Trust, including any amendments or supplements thereto, and any Proxy Statement relating to the approval of this Agreement, as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Sub-Advisor or information relating directly or indirectly to the Sub-Advisor, such Registration Statement or Proxy Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Advisor further represents and warrants that it is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

         Sub-Advisor shall use its best judgment, effort, and advice in rendering services under this Agreement.

         In furnishing the services under this Agreement, the Sub-Advisor will comply with the requirements of the ICA and subchapters L and M (including, respectively, Section 817(h) and Section 851(b)(1), (2), (3) and (4)) of the Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder. Sub-Advisor shall comply with (i) other applicable provisions of state or federal law; (ii) the provision of the Declaration of Trust and By-Laws of the Trust; (iii) policies and determinations of the Trust and Investment Manager; (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders; (v) the Prospectus and Statement of Additional Information of the Trust; and (vi) investment guidelines or other instructions received in writing from Investment Manager. Sub-Advisor shall supervise and monitor the investment program of the Portfolio.

         Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Investment Manager from providing such services itself in relation to such portfolios.

2. Delivery of Documents to Sub-Advisor. The Investment Manager has furnished the Sub-Advisor with copies of each of the following documents:

     (a)  The Declaration of Trust of the Trust as in effect on the date hereof;

     (b)  The By-laws of the Trust in effect on the date hereof;

     (c) The resolutions of the Trustees approving the engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

     (d) The resolutions of the Trustees selecting the Investment Manager as investment manager to the Trust and approving the form of the Investment Manager's Management Agreement with the Trust;

     (e)  The Investment Manager's Management Agreement with the Trust;

     (f) The Code of Ethics of the Trust and of the Investment Manager as currently in effect; and

     (g) A list of companies the securities of which are not to be bought or sold for the Portfolio because of non-public information regarding such companies that is available to Investment Manager or the Trust, or which, in the sole opinion of the Investment Manager, it believes such non-public information would be deemed to be available to Investment Manager and/or the Trust.

         The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager.

3. Delivery of Documents to the Investment Manager. The Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

     (a) The Sub-Advisor's Form ADV as filed with the Securities and Exchange Commission;

     (b)  The Sub-Advisor's most recent balance sheet;

     (c)  Separate  lists  of  persons  who  the  Sub-Advisor   wishes  to  have
          authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

     (d)  The Code of Ethics of the Sub-Advisor as currently in effect.

     The Sub-Advisor will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Sub-Advisor.

4. Investment Advisory Facilities. The Sub-Advisor, at its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5. Execution of Portfolio Transactions. Sub-Advisor is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, Sub-Advisor's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible. The Sub-Advisor may consider sale of the shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution.

         Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Advisor for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the
Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisor's ongoing responsibilities with respect to the Portfolio. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocations to the Investment Manager regularly as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

6. Reports by Sub-Advisor. The Sub-Advisor shall furnish the Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information required in the Trust's Registration, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it. The Sub-Advisor shall permit the financial statements, books and records with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to both Investment Manager and legal counsel for the Trust any legal process served upon it on behalf of the Investment Manager or the Trust. The Sub-Advisor shall promptly notify the Investment Manager of any changes in any information required to be disclosed in the Trust's Registration Statement.

7. Compensation of Sub-Advisor. The amount of the compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

         For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate of: .60 of 1% of the portion of the net assets of the Portfolio not in excess of $200 million; and .50 of 1% of the portion of the net assets over $200 million.

         In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the date of termination.

         Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture. Sub-Advisor will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager or the Trust. Except as otherwise provided herein, Investment Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8. Confidential Treatment. It is understood that any information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9. Representations of the Parties. Each party to this Agreement hereby acknowledges that it is registered as an investment advisor under the Investment Advisers Act of 1940, it will use its reasonable best efforts to maintain such registration, and it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

10. Liability. The Sub-Advisor shall use its best efforts and good faith in the performance of its services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used its best efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, it shall not be liable to the Trust or its shareholders or to the Investment Manager for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Trust or Investment Manager may have under applicable law.

         The Investment Manager agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information which might, in Sub-Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.

11. Other Activities of Sub-Advisor. Investment Manager agrees that the Sub-Advisor and any of its partners or employees, and persons affiliated with it or with any such partner or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. Purchases and sales of individual securities on behalf of the Portfolio and other portfolios of the Trust or accounts for other investors or institutions will be made on a basis that is equitable to all portfolios of the Trust and other accounts. Nothing in this agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its partners, affiliates or employees may purchase or sell for the Sub-Advisor or such partner's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise.

12. Continuance and Termination. This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement, as defined in the ICA, or (provided Sub-Advisor has received prior written notice thereof) upon termination of the Investment Manager's Management Agreement with the Trust.

13. Notification. Sub-Advisor will notify the Investment Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

         Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

Investment Manager:        American Skandia Investment Services, Incorporated
                           One Corporate Drive
                           Shelton, Connecticut 06484
                           Attention:  Thomas M. Mazzaferro
                           President & Chief Operating Officer

Sub-Advisor:               Robertson, Stephens & Company
                           Investment Management, L.P.
                           555 California Street
                           San Francisco, California 94104
                           Attention:  David Elliot

14. Indemnification. The Sub-Advisor agrees to indemnify and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Investment Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished to Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust or upon verbal information confirmed by the Sub-Advisor in writing or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the standards and requirements of the 1940 Act; provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Sub-Advisor and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Sub-Advisor, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Investment Manager, any of Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by Sub-Advisor, or any affiliated person of the Sub-Advisor or other than upon verbal information confirmed by the Sub-Advisor in writing; provided, however, that in no case is Investment Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

15. Warranty. The Investment Manager represents and warrants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the Investment Company Act of 1940, the Trust's governing documents and other applicable laws.

         The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

16. Amendment. This agreement may be amended by mutual written consent of the parties, subject to the provisions of the ICA.

17. Governing Law. This agreement is made under, and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18. Counterparts. This agreement may be executed in one or more counterparts, each of which shall be deemed an original.

The effective date of this agreement is October 1, 1997.


FOR THE INVESTMENT MANAGER:                 FOR THE SUB-ADVISOR:




Thomas Mazzaferro
President & Chief Operating Officer


Date:  _____________________________     Date:    ____________________________



Attest: ____________________________    Attest:  ____________________________

Exhibit A-2

                             SUB-ADVISORY AGREEMENT

     THIS   AGREEMENT  is  between   American   Skandia   Investment   Services,
Incorporated  (the  "Investment  Manager")  and   OppenheimerFunds,   Inc.  (the
"Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the "ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the AST Large-Cap Growth Portfolio (the "Portfolio") under the terms of a management agreement, dated [insert], with the Trust (the "Management Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1. Investment Services. The Sub-Advisor will furnish the Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-Laws. Officers, directors, and employees of Sub-Advisor will be available to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Trust. Investment Manager will promptly furnish Sub-Advisor with any amendments to such documents. Such amendments will not be effective with respect to the Sub-Advisor until receipt thereof.

         Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor, will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. The Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor authorized by the Investment Manager to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

         The Sub-Advisor will obtain and evaluate information deemed pertinent by it about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio.

         The Sub-Advisor represents that it reviewed the Registration Statement of the Trust, including any amendments or supplements thereto, and any Proxy Statement relating to the approval of this Agreement, as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Sub-Advisor, or information relating directly or indirectly to and provided to or reviewed by the Sub-Advisor, such Registration Statement or Proxy Statement contains, as of the date of such review, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Advisor further represents and warrants that it is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

         Sub-Advisor shall use its best judgment, effort, and advice in rendering services under this Agreement.

         In furnishing the services under this Agreement, the Sub-Advisor will comply with the requirements of the ICA and subchapters L and M (including, respectively, Section 817(h) and Section 851(b)(1), (2), (3) and (4)) of the Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder. Sub-Advisor shall comply with the following as provided (except in the case of clause (i)) to the Sub-Advisor (i) other applicable provisions of state or federal law; (ii) the provision of the Declaration of Trust and By-Laws of the Trust; (iii) policies and determinations of the Trust and Investment Manager; (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders; (v) the Prospectus and Statement of Additional Information of the Trust; and (vi) investment guidelines or other instructions received in writing from Investment Manager.
Sub-Advisor shall supervise and monitor the investment program of the Portfolio.

         Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Investment Manager from providing such services itself in relation to such portfolios.

         The Investment Manager shall provide the Sub-Adviser, or shall cause the Portfolio's Custodian or Administrator to provide to the Sub-Advisor, on each business day as of a time deadline to be mutually agreed upon, a report or a computer download in a mutually acceptable software program and format, detailing the Portfolio's portfolio holdings, uninvested cash, current valuations and other information reasonably requested by the Sub-Advisor to assist it in carrying out its duties under this Agreement, as of the close of the prior business day. In performing its obligations under this Agreement, the Sub-Advisor may rely upon the accuracy and completeness of information provided to it by or on behalf of the Investment Manager or the Portfolio's Custodian or Administrator if the Sub-Advisor cannot readily verify such information from records that it can reasonably keep.

         The Sub-Advisor  shall be responsible for the preparation and filing of
Schedule 13G and Form 13-F reflecting the Portfolio's securities holdings. The Sub-Advisor shall not be responsible for the preparation or filing of any other reports, required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing. It is understood that the Sub-Advisor is not responsible for daily pricing of the Portfolio's assets.

2. Delivery of Documents to Sub-Advisor. The Investment Manager has furnished the Sub-Advisor with copies of each of the following documents:

     (a)  The Declaration of Trust of the Trust as in effect on the date hereof;

     (b)  The By-laws of the Trust in effect on the date hereof;

     (c) The resolutions of the Trustees approving the engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

     (d) The resolutions of the Trustees selecting the Investment Manager as investment manager to the Trust and approving the form of the Investment Manager's Management Agreement with the Trust;

     (e)  The Investment Manager's Management Agreement with the Trust;

     (f) The Code of Ethics of the Trust and of the Investment Manager as currently in effect;

     (g)  The Trust's registration statement; and

     (h) A list of companies the securities of which are not to be bought or sold for the Portfolio because of non-public information regarding such companies that is available to Investment Manager or the Trust, or which, in the sole opinion of the Investment Manager, it believes such non-public information would be deemed to be available to Investment Manager and/or the Trust.

         The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (g) above will be provided reasonably promptly after such materials became available to the Investment Manager. Such amendments or supplements as to item (h) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager.

3. Delivery of Documents to the Investment Manager. The Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

     (a) The Sub-Advisor's Form ADV as filed with the Securities and Exchange Commission;

     (b)  The Sub-Advisor's most recent audited balance sheet;

     (c)  Separate  lists  of  persons  who  the  Sub-Advisor   wishes  to  have
          authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

     (d)  The Code of Ethics of the Sub-Advisor as currently in effect.

         The Sub-Advisor will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Sub-Advisor.

4. Investment Advisory Facilities. The Sub-Advisor, at its expense, will furnish all necessary investment facilities for its use, including salaries of personnel required for it to execute its duties faithfully.

5. Execution of Portfolio Transactions. Sub-Advisor is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, Sub-Advisor's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible. The Sub-Advisor may consider sale of the shares of the Portfolio and of other funds managed by the Sub-Advisor or its affiliates, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution.

         The Investment Manager recognizes that a broker-dealer affiliated with the Sub-Adviser (i) may act as one of the Portfolio's regular brokers so long as it is lawful for it so to act; (ii) may be a major recipient of brokerage commissions paid by the Portfolio; and (iii) may effect portfolio transactions for the Portfolio only if expressly approved by the Trustees, and if the commissions, fees or other remuneration received or to be received by it are determined in accordance with procedures contemplated by any rule, regulation or order adopted under the ICA for determining the permissible level of such commissions.

         Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or in violation of this Agreement or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Advisor for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the ongoing responsibilities of the Sub-Advisor and its affiliates with respect to the Portfolio and/or other accounts for which they exercise investment discretion. In reaching such determination, the Sub-Advisor will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocations to the Investment Manager regularly as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

6. Reports by Sub-Advisor. The Sub-Advisor shall furnish the Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information required in the Trust's Registration, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it. The Sub-Advisor shall permit the financial statements, books and records with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to both Investment Manager and legal counsel for the Trust any legal process served upon it on behalf of the Investment Manager or the Trust. The Sub-Advisor shall promptly notify the Investment Manager of any changes in any information concerning the Sub-Advisor or the Sub-Advisor's management of the Portfolio required to be disclosed in the Trust's Registration Statement.

7. Compensation of Sub-Advisor. The amount of the compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

         For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate of .35% of the portion of the average daily net assets of the Portfolio not in excess of $500 million; plus .30% of the portion of the net assets over $500 million but not in excess of $1 billion; plus .25% of the portion of the net assets over $1 billion.

         In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the date of termination.

         Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture. Sub-Advisor will pay its own expenses for the services to be provided by it pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager or the Trust. Except as otherwise provided herein, Investment Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8. Confidential Treatment. It is understood that any information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list that the Investment Manager provides to the Sub-Advisor of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9. Representations of the Parties. Each party to this Agreement hereby acknowledges that it is registered as an investment advisor under the Investment Advisers Act of 1940, it will use its reasonable best efforts to maintain such registration for as long as such registration is required for the party to carry out its obligations under this Agreement, and it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

10. Liability. The Sub-Advisor shall use its best efforts and good faith in the performance of its services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used its best efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, it shall not be liable to the Trust or its shareholders or to the Investment Manager for any act or omission in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Trust or Investment Manager may have under applicable law.

         The Investment Manager agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information the use of which might, in Sub-Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.

11. Other Activities of Sub-Advisor. Investment Manager agrees that the Sub-Advisor and any of its officers or employees, and persons affiliated with it or with any such officers or employees may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. The Investment Manager understands that the Sub-Advisor shall not favor or disfavor any of the Sub-Advisor's clients or class of clients in the allocation of investment opportunities, so that to the extent practicable, such opportunities will be allocated among the Sub-Advisor's clients over a period of time on a fair and equitable basis. Nothing in this agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its officers, affiliates or employees may purchase or sell for the Sub-Advisor or such officer's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise.

12. Continuance and Termination. This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, pursuant to its requirements. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement, as defined in the ICA, or (provided Sub-Advisor has received prior written notice thereof) upon termination of the Investment Manager's Management Agreement with the Trust.

13. Notification. Sub-Advisor will notify the Investment Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

         Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

Investment Manager:        American Skandia Investment Services, Incorporated
                           One Corporate Drive
                           Shelton, Connecticut 06484
                           Attention:  John Birch
                           Senior Vice President & Chief Operating Officer

Sub-Advisor:               OppenheimerFunds, Inc.
                           Two World Trade Center, 34th Floor
                           New York, NY 10048-0203
                           Attention: Andrew J. Donahue
                           Executive Vice President & General Counsel

                           Copy to:

                           OppenheimerFunds, Inc.
                           6801 Tucson Way
                           Englewood, CO 80112
                           Attention:  Treasurer

14. Indemnification. The Sub-Advisor agrees to indemnify and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Investment Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished to Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust or upon verbal information confirmed by the Sub-Advisor in writing or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the requirements of the 1940 Act; provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. The Sub-Advisor shall not be liable to the Investment Manager or the Portfolio for any losses that may be sustained as a result of (1) instructions provided by the Sub-Advisor to the Investment Manager or the Portfolio's Custodian or Administrator if the recipient had reason to believe that such instruction was not genuine or authorized, or (2) delays in or the inaccuracy of information that the Sub-Advisor cannot reasonably verify as provided in paragraph 1 of this Agreement.

         The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Sub-Advisor and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Sub-Advisor, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Investment Manager, any of Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by Sub-Advisor, or any affiliated person of the Sub-Advisor or other than upon verbal information confirmed by the Sub-Advisor in writing; provided, however, that in no case is Investment Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

15. Warranty. The Investment Manager represents and warrants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the Investment Company Act of 1940, the Trust's governing documents and other applicable laws.

         The Sub-Advisor represents and warrants that it has obtained all requisite corporate and governmental authorizations necessary to perform the services contemplated to be performed by it hereunder.

16. Amendment. This agreement may be amended by mutual written consent of the parties, subject to the provisions of the ICA.

17. Governing Law. This agreement is made under, and shall be governed by and construed in accordance with, the laws of the State of Connecticut, except to the extent governed by the federal securities laws.

18. Counterparts. This agreement may be executed in one or more counterparts, each of which shall be deemed an original.

The effective date of this agreement is [Insert].

FOR THE INVESTMENT MANAGER:             FOR THE SUB-ADVISOR:


John Birch
Senior Vice President &
Chief Operating Officer


Date: ____________________________      Date:    ____________________________

Attest: ____________________________    Attest:  ____________________________

                             AMERICAN SKANDIA TRUST


                Proxy for Special Meeting of Shareholders of THE
                   ROBERTSON STEPHENS VALUE + GROWTH PORTFOLIO
                         to be held on DECEMBER 30, 1998

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or "Trust") which the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 10:30 a.m., Eastern Time, on December 30, 1998 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below.

  PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the Robertson Stephens Value + Growth Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.


                                                                 ACCOUNT NUMBER:
                                                                 UNITS:
                                                                 CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:            KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED           DETACH AND RETURN THIS PORTION ONLY

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AMERICAN SKANDIA TRUST - ROBERTSON STEPHENS VALUE + GROWTH PORTFOLIO

     THE BOARD OF  TRUSTEES  OF THE TRUST  RECOMMENDS  VOTING FOR THE  FOLLOWING
PROPOSALS:

THE UNITS REPRESENTED  HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF
NO CHOICE IS INDICATED.

                                                                                                   For       Against      Abstain

                                         I.   PROPOSAL   TO   APPROVE   A   NEW   SUB-ADVISORY      []         []           []
                                              AGREEMENT  BETWEEN AMERICAN  SKANDIA  INVESTMENT
                                              SERVICES,   INCORPORATED  AND  OPPENHEIMERFUNDS,
                                              INC.   REGARDING   INVESTMENT   ADVICE   TO  THE
                                              ROBERTSON STEPHENS VALUE + GROWTH PORTFOLIO.

                                         II.  PROPOSAL  TO APPROVE  CHANGE IN THE  PORTFOLIO'S
                                              INVESTMENT OBJECTIVE.                                 []         []           []

                                              PROPOSAL TO APPROVE  CHANGES IN THE  PORTFOLIO'S
                                         III. FUNDAMENTAL INVESTMENT RESTRICTIONS.                  []         []           []





Please be sure to sign and date this Proxy





---------------------------    Date: ________     ----------------------------- Date: _________
Signature [PLEASE SIGN WITHIN BOX]                Signature (Joint Owners)
--------------------------------------------------------------------------------
DETACH CARD
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